UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2020

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

The Restructuring Support Agreement

On July 23, 2020, IMH Financial Corporation (“IMH” or the “Company”) entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with (i) JPMorgan Chase Funding Inc. (“JPM”), the holder of all of the shares of the Company’s Series A Senior Preferred Stock and all of the shares of the Company’s Series B-2, B-3 and B-4 Cumulative Convertible Preferred Stock, (ii) JCP Realty Partners, LLC (“JCP Realty”), Juniper Capital Asset Management, LLC (“JCAM”), Juniper NVM, LLC (“JNVM”), and Juniper Investment Advisors, LLC (“JIA”) (collectively, the “Juniper Parties”), and (iii) ITH Partners, LLC and Lawrence D. Bain (collectively, the “Bain Parties”) (the Company, the Juniper Parties and the Bain Parties, collectively, the “Principal Parties”). The Restructuring Support Agreement contemplates agreed-upon terms for a pre-arranged financing plan (the “Plan”) in a proceeding commenced by the Company on July 23, 2020 in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) under chapter 11 (the “Bankruptcy Case”) of title 11 of the United States Code (the “Bankruptcy Code”) to be based on the Restructuring Term Sheet dated June 11, 2020 (the “Restructuring Term Sheet”) from the Company to JPM and JCP Realty Partners (such transactions described in, and in accordance with the Restructuring Support Agreement and the Restructuring Term Sheet, the “Restructuring Transactions”) which, among other things, contemplates that the Company shall be reorganized following the Plan Effective Date (the “Reorganized Company”) under the terms and conditions of the Plan and the order entered by the Bankruptcy Court in the Bankruptcy Case confirming the Plan pursuant to section 1129 of the Bankruptcy Code (the “Confirmation Order”).

The Restructuring Support Agreement, which became effective on July 23, 2020, provides, among other things, for the following terms and conditions of the Restructuring Transactions:

•
The Company obtaining confirmation of the Plan, on terms consistent with the Restructuring Support Agreement and the Restructuring Term Sheet, no later than 120 calendar days after commencement of the Bankruptcy Case (the “Petition Date”);

•
The Company obtaining a senior secured super-priority debtor-in-possession financing facility in the approximate amount of $10.15 million or such other amount as may be consistent with the Budget (as defined in the Restructuring Support Agreement) (the “DIP Facility”), which amount includes an interim debtor-in-possession financing request of up to $1.9 million, to be provided by JPM to the Company;

•
Subject to the satisfaction of customary conditions precedent for a loan of this nature, including, but not limited to, the entry by the Bankruptcy Court of a Confirmation Order in form and substance satisfactory to JPM, the Company and JPM entering into a senior secured term loan exit facility (the “Exit Facility”) in an amount up to $71.0 million to (i) fund the Company’s obligations under the Plan; (ii) refinance the DIP Facility; (iii) to fund the Company’s ongoing obligations and working capital requirements after the date of the order entered by the Bankruptcy Court confirming the Plan (the “Plan Effective Date”); and (iv) to the extent that the Company’s obligations with respect to the secured loan in the principal amount of $37.0 million made by the MidFirst Bank (the “Hotel Loan”) to L’Auberge de Sonoma, LLC, (the “Hotel Owner”) are not otherwise satisfied, to refinance the Hotel Loan (the “Hotel Refinancing”), such Hotel Refinancing (A) to be on terms and conditions acceptable to JPM in its sole discretion and (B) may be funded, at JPM’s election, through the

Exit Facility or pursuant to a separate credit facility. To the extent that the Hotel Refinancing occurs on the date of the closing of the Exit Facility “Exit Facility Closing Date”), but is not funded through the Exit Facility, the amount of the Exit Facility will be reduced by $37.0 million;

•
The Company paying to the holders of the Company’s Series B-1 Cumulative Convertible Preferred Stock (the “Series B-1 Preferred Stock”) all dividends thereon (with interest, if any) that have accrued and remain unpaid as of the commencement of the Bankruptcy Case on the Petition Date;

•
The holders of the Series B-1 Preferred Stock, other than JPM, receiving on the Plan Effective Date, pro rata, the aggregate sum of $8,912,519 in cash, representing the redemption of all of the Series B-1 Preferred Stock of such holders, other than JPM, at par, in and final satisfaction, settlement, release, and discharge of, and in exchange for such Series B-1 Preferred Stock and all related claims or other rights;

•
JPM receiving 100% of the new common stock of the Reorganized Company, on the Plan Effective Date, in full and final satisfaction of all Preferred Stock held by JPM, with aggregate redemption value of $71,300,347, in full and final satisfaction, settlement, release, and discharge of, and in exchange of, such Preferred Stock and any and all related claims or other rights;

•
In the event that the holders of the common stock of the Company (that is not treasury stock) (the “Common Stock”) votes to accept the Plan under Section 1126(d) of the Bankruptcy Code, the holders of Common Stock in the Company shall receive, pro rata, an aggregate cash payment of not less than $5,012,462 and not more than $7,518,694 (the “Common Equity Distribution”) as more particularly described in the RSA, a copy of which is attached to this Report;

•
All cash payments received by the class of interests under the Plan comprising all Common Stock (the “Common Equity Class”) shall be in full and final satisfaction, settlement, release, and discharge of, and in exchange for, their interests and all related claims or other rights, including any claims that are determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise, and all such interests and related claims and rights shall be cancelled on the Plan Effective Date. Notwithstanding the foregoing, in the event that the Common Equity Class votes to reject the Plan under section 1126(d) of the Bankruptcy Code, then the holders of the Common Stock shall receive no distribution under the Plan on account of their interests, including any claims that are determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, section 510(b) of the Bankruptcy Code, or otherwise, and all such interests and related claims and rights shall be cancelled on the Plan Effective Date. The Plan shall specify the Common Equity Class as an impaired class;

•
In the event that the class of interests under the Plan comprising all of the outstanding stock warrants (“Warrants”) of the Company (the “Warrants Class”) votes to accept the Plan under section 1126(d) of the Bankruptcy Code, the holders of Warrants issued by the Company shall receive, pro rata, an aggregate cash payment of $52,000, on the Plan Effective Date. All cash payments received by the Warrants Class shall be in full and final satisfaction, settlement, release, and discharge of, and in exchange for, such interests and all related claims or other rights, including any claims that are determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, Section 510(b) of the Code, or otherwise, and all such interests and related claims and rights shall be cancelled on the Plan Effective Date. Notwithstanding the foregoing, in the event that the Warrants Class votes to reject the Plan under Section 1126(d) of the Code, then the holders of such Warrants shall receive no distribution under the Plan on account of such interests, including any claims that are determined to be subordinated to the status of an equity security, whether under general principles of equitable subordination, Section 510(b) of the Code, or otherwise, and all such interests and related claims and rights shall be cancelled on the Plan Effective Date. The Plan shall specify the Warrants Class as an impaired class;

•
If, at the Company’s request, JCP Realty communicates with the holders of Common Stock or Warrants and expends material resources, on a best efforts basis, assisting the Company and the Company’s retained professionals in the Company’s solicitation of votes for the acceptance or rejection of the Plan from such holders consistent with section 1126(d) of the Bankruptcy Code, then the Company will reimburse JCP Realty for such efforts and expenses by paying JCP Realty a flat fee of $100,000 on the Plan Effective Date as authorized by the Confirmation Order;

•
The Company and JIA, on or before the Petition Date, enter into an Amended and Restated Non-Discretionary Investment Advisory Agreement (the “Amended and Restated JIA Agreement”), which the Company shall assume pursuant to the Plan and which shall become effective on and subject only to the occurrence of the Plan Effective Date. The form of the Amended and Restated JIA Agreement to be assumed and accepted by the Reorganized Company to be disclosed to the Bankruptcy Court in the Disclosure Statement with respect to the Plan (the “Disclosure Statement”);

•
The Company redeeming the holders of the preferred limited liability company interests (the “Hotel Fund Investors”) in L’Auberge de Sonoma Resort Fund, LLC, a Delaware limited liability company (the “Hotel Fund”), on terms and conditions acceptable to JPM in its sole discretion, to be effectuated on or after the Plan Effective Date (the “Hotel Fund Redemption”), JPM to fund the Hotel Fund Redemption pursuant to a separate credit facility with Hotel Owner in an original principal amount not to exceed $22.5 million, on terms and conditions consistent with the Restructuring Support Agreement and in all other respects acceptable to JPM in its sole discretion (the “Hotel Redemption Facility”);

•
JCAM providing certain administrative services to assist the Company in coordinating the Hotel Fund Redemption pursuant to which the Company shall pay JCAM a fee of $300,000 on the Plan Effective Date or such lesser amount as is set forth in the Hotel Administrative Services Agreement (as defined in the Restructuring Support Agreement);

•
Cash payment in full of all secured claims and general unsecured claims on the later of the Plan Effective Date or the date such payment is due in the ordinary course, reinstatement of such claims pursuant to section 1124 of the Bankruptcy Code or other such treatment rendering such claims unimpaired, in each case, at the option of the Company and with JPM’s consent;

1. Under the Hotel Fund’s operating agreement (the “Hotel Fund OA”), over 50% of the total membership interests in the Hotel Fund must agree in order to amend the Hotel Fund OA and complete the Hotel Fund Redemption. Solicitation of the Hotel Fund Redemption was launched on June 23, 2020. As of the date of this filing, the 50% threshold has been met, and the majority of the Hotel Fund Investors agreed to redeem their preferred limited liability company interests in the Hotel Fund. All material agreements with respect to the Hotel Fund Redemption were entered into on or about July 21, 2020; however, the effectiveness thereof is subject to the confirmation of the Plan and the occurrence of the Plan Effective Date.

•
As of the Plan Effective Date, the Reorganized Company and its key management will enter into new employment and other management arrangements covering, without limitation, base salary, bonus, and executive benefits, provided that such management personnel agree to, among other things, vote any interests held by them to accept the Plan under Section 1126(d) of the Bankruptcy Code and to not take any action inconsistent in any material respect with, or intended to frustrate or impede approval, implementation and consummation of, the Restructuring Transactions;

•
The Principal Parties shall support the DIP Facility, the Plan and confirmation of the Plan, and shall timely vote to accept the Plan (to the extent that they hold claims or interests entitled to vote with respect to the Plan) provided that the material terms of the Plan are consistent with the Restructuring Term Sheet; and

•
JPM may terminate the Restructuring Support Agreement on the occurrence of certain events, including, but not limited to, the following: (i) a material breach by any other party to the Restructuring Support Agreement of such party’s obligations, undertakings, representations, warranties or covenants under the Restructuring Support Agreement, any such breach is not cured (to the extent curable) within seven (7) business days after the date of such notice; (ii) the Company pursues, proposes or otherwise supports, or fails to actively oppose, any (A) restructuring of the Company’s obligations, other than in the Bankruptcy Case on the terms and conditions set forth in the Restructuring Support Agreement, (B) amendment or modification to the Plan, the Disclosure Statement or any other Definitive Document (as defined in the Restructuring Support Agreement) that, in whole or in part, is inconsistent with the Restructuring Support Agreement in any material respect, or (C) the withdrawal of the Plan; (iii) an event occurs (including the granting of any relief by the Bankruptcy Court, but excluding the filing of the Bankruptcy Case) that has, or is reasonably expected to have, a material adverse effect on (X) the business, assets or financial condition of the Company, in each case taken as a whole, or (Y) the reasonable likelihood of the consummation of the Restructuring Transactions consistent with this Agreement, and in the case of any such inconsistent relief granted by the Bankruptcy Court, such relief is not sought to be dismissed, vacated or modified to be consistent with the Restructuring Support Agreement within seven (7) business days after the date of such notice; (iv) the failure by the Company to provide to JPM and its advisors, reasonable access to (AA) the books and records of or relating to the Company and (BB) the Company’s management and advisors for the purposes of evaluating its business plans and participating in the process with respect to the consummation of the Restructuring; (v) the Company pursues, proposes or otherwise supports, or fails to actively oppose, any debtor-in-possession financing or the use of cash collateral other than pursuant to the DIP Facility; (vi) the failure by the Company to provide to JPM and its advisors, reasonable access to (XX) the books and records of or relating to the Company and (YY) the Company’s management and advisors for the purposes of evaluating its business plans and participating in the process with respect to the consummation of the Restructuring; (vii) the Company engages in any merger, consolidation, disposition, acquisition, investment, dividend, incurrence of indebtedness or other similar transaction outside the ordinary course of business, other than in the Bankruptcy Case to effectuate the Restructuring; (viii) the issuance by any governmental authority, including any regulatory authority or court of competent jurisdiction, of a final, non-appealable ruling or order (aa) enjoining the entry of the Confirmation Order, the consummation of the Restructuring, or the occurrence of the Plan Effective Date, or (bb) finding the Restructuring Support Agreement to be invalid or unenforceable in material part; or (ix) the occurrence of an “Event of Default” under, or the termination of, the DIP Facility, after giving effect to any applicable cure rights.

The foregoing description is a summary and is qualified in its entirety by reference to the Restructuring Support Agreement and Restructuring Term Sheet which are attached hereto as Exhibit 10.1 and 10.2, respectively, and incorporated herein by this reference.

Item 1.03. Bankruptcy or Receivership.

On July 23, 2020, the Company filed a voluntary petition for relief (the “Petition”) for reorganization under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”, and the filings therein, the “Chapter 11 Filings”). The Company will continue to operate its businesses as a “debtor-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company has filed a series of motions with the Bankruptcy Court seeking a variety of “first day” relief designed to allow it to continue to conduct day to day business operation without interruption. The motions are designed primarily to minimize the effect of bankruptcy on the Company’s operations. The Company expects to continue operations in the normal course during the pending of the Bankruptcy Case.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 2.04. Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The commencement of the Bankruptcy Case constitutes an event of default under (i) the Amended and Restated Building Loan Agreement/Disbursement Schedule dated as of March 13, 2019, by and between MidFirst Bank and L’Auberge de Sonoma, LLC, a subsidiary of the Company, the $37.0 million loan thereunder (the “Hotel Loan”) and ) certain related guarantees (the “Hotel Loan Guaranties”). The Hotel Loan Guaranties obligate the Company to, among other things, fund Hotel operational shortfalls and include: (a) a 50% recourse component; (b) certain non-recourse carve-out provisions that result in full recourse; and (c) a completion guaranty. The current principal balance due under the Hotel Loan is $37,000,000, and the filing of the Petition triggers full recourse for this indebtedness under the Hotel Loan Guaranties.

Cautionary Note Regarding Forward-Looking Statements.

Information provided and statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (“Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (“Exchange Act”), and the Private Securities

Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the Company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy, and the cost savings and other benefits that we expect to achieve from our organizational changes. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “predict,” “plan,” "should," or similar expressions. These statements are not guarantees of performance or results, and they involve risks, uncertainties, and assumptions. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. These factors include or relate to: our ability to obtain sufficient acceptances in connection with our solicitation of debt and equity holder support; our ability to obtain the bankruptcy court’s approval with respect to motions or other requests made in any necessary chapter 11 case, including maintaining strategic control as debtor-in-possession; our ability to confirm and consummate a chapter 11 plan of reorganization in any necessary chapter 11 case; the effects of the filing of a chapter 11 case on our business and the interests of various constituents; the bankruptcy court’s rulings in any necessary chapter 11 case, as well the outcome of any such case in general; the length of time that we will operate under chapter 11 protection and the continued availability of operating capital during the pendency of the chapter 11 case; risks associated with third party motions or objections in any necessary chapter 11 case, which may interfere with our ability to confirm and consummate a chapter 11 plan of reorganization; the potential adverse effects of any necessary chapter 11 case on our liquidity or results of operations; our ability to execute the Company’s business and financial reorganization plan; and increased advisory costs to execute our reorganization. Other factors include our ability to effectively manage our operational initiatives and restructuring activities, the impact of the coronavirus pandemic on our operations, the cyclical and seasonal aspects of our business, our ability to effectively manage our expenses, our ability to successfully complete the remaining steps in our refinancing process, and the impact of our substantial level of indebtedness, as well as including those risk factors identified in Item 1A “Risk Factors” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as amended and our Quarterly Report on Form 10-Q for the first quarter ended March 30, 2020. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future, to reflect the occurrence of unanticipated events or for any other reason.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibits	Exhibit Description
10.1	Restructuring Term Sheet, dated June 11, 2020, from the Company to JPMorgan Chase Funding Inc. and JCP Realty Partners, LLC.
10.2	Restructuring Support Agreement, dated July 23, 2020, by and among the Company, and certain beneficial holders and other parties signatory thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 23, 2020

By:	IMH FINANCIAL CORPORATION
/s/ Chadwick S. Parson
Chadwick S. Parson
Chairman and Chief Executive Officer